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                                                  (RIVERSOURCE INVESTMENTS LOGO)

 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- NOV. 12, 2007

RiverSource Small Cap Growth Fund - Prospectus (5/30/07)                                    S-6301-99 K
RiverSource Small Cap Growth Fund - Statement of Additional Information (10/30/07)          S-6500 AC

The Investment Manager section for Turner Investment Partners, Inc. of the prospectus has been revised to reflect the removal of Christopher McHugh and Frank Sustersic as portfolio managers from the Fund and add Rick Wetmore as follows:

INVESTMENT MANAGER

TURNER

Turner, which has served as subadviser to the Fund since August 2003, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Turner are:

- William C. McVail, CFA, Senior Portfolio Manager. Mr. McVail joined Turner Investment Partners in 1998. Mr. McVail is lead manager of Turner Small Cap Growth Fund. Prior to 1998, he was Portfolio Manager at PNC Equity Advisors. He received a Bachelor's degree from Vassar College in Economics and Psychology. He has 20 years of investment experience.

- Jason D. Schrotberger, CFA, Portfolio Manager. Mr. Schrotberger joined Turner Investment Partners in 2001. Mr. Schrotberger is co-manager of the Turner Small Cap Growth Fund. Prior to 2001, he was an investment analyst with BlackRock Financial Management. He received a BA degree from Denison University in Economics, and an MBA in Finance from the University of Illinois. He has 13 years of investment experience.

- Rick Wetmore, CFA, Portfolio Manager/Security Analyst. Mr. Wetmore joined Turner Investment Partners in 2001. He received a BS degree from Wharton School of Business at the University of Pennsylvania in economics. He is also a regular member of CFA Institute and CFA Society of Philadelphia. He has 6 years of investment experience.

The remainder of this section remains the same.

Table 19. Portfolio Managers, in the Statement of Additional Information has been revised to reflect the removal of Christopher McHugh and Frank Sustersic as portfolio managers from the Fund and add Rick Wetmore as follows:

                          TABLE 19. PORTFOLIO MANAGERS

                                                      OTHER ACCOUNTS MANAGED (excluding the fund)
                                               ---------------------------------------------------------   OWNERSHIP    POTENTIAL
                                                NUMBER AND TYPE    APPROXIMATE TOTAL   PERFORMANCE BASED    OF FUND     CONFLICTS
FUND                     PORTFOLIO MANAGER        OF ACCOUNT*         NET ASSETS          ACCOUNTS(A)       SHARES     OF INTEREST
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Small Cap Growth       Turner:                 7 RICs              $1.1 billion        3 RICs ($797 M);
                       William C. McVail       9 PIVs              $166.0 million      5 other accounts
                                               48 other accounts   $5.5 billion        ($249 M)
                       Turner:                 13 RICs             $3.2 billion        1 RIC ($20 M);
                       Jason D. Schrotberger   27 PIVs             $500.0 million      5 other accounts      None          (5)
                                               55 other accounts   $2.9 billion        ($249 M)
                       Turner:                 4 RICs              $468 .0 million
                       Rick Wetmore(b)         6 PIVs              $26.0 million       3 other accounts
                                               37 other accounts   $2.4 billion        ($138 M)


                       STRUCTURE OF
FUND                   COMPENSATION
FOR FUNDS WITH FISCAL
Small Cap Growth
                           (32)

()* RIC refers to Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance, and the aggregate net assets in those accounts.
(b) The portfolio manager began managing the fund as of July 31, 2007; therefore reporting information is as of Sept. 30, 2007.

The remainder of this section remains the same.

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S-6301-10 A (11/07)